UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2026

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SCILEX HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39852 (Commission File Number)	92-1062542 (IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

(650) 516-4310

Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $402.50	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 8, 2026, Scilex Holding Company (the “Company”) entered into a Promissory Note (Revolving Line of Credit) (the “Note”) with Vivasor, Inc. (“Vivasor”), as borrower, pursuant to which the Company established in favor of Vivasor an uncommitted revolving line of credit in a maximum aggregate principal amount of up to $20,000,000 (the “Maximum Credit Amount”). On September 25, 2026, the Company and Vivasor entered into an amendment to the Note (the “Amendment”), pursuant to which the Maximum Credit Amount was increased from $20,000,000 to $30,000,000. No other changes were made to the Note.

Dr. Henry Ji, Ph.D., the Company’s current Chief Executive Officer, President and Chairperson, currently serves as the Chief Executive Officer of Vivasor. The Amendment was approved by the Company’s Board of Directors (the “Board”) and the Audit Committee of the Board.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Promissory Note (Revolving Line of Credit), dated September 25, 2026, by and between Vivasor, Inc. and Scilex Holding Company.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

	By:	/s/ Stephen Ma
	Name:	Stephen Ma
Date: September 29, 2026	Title:	Senior Vice President, Chief Operating Officer and Chief Financial Officer